Restructuring	12 Months Ended
Dec. 31, 2016
Restructuring And Related Activities [Abstract]
Restructuring

3. Restructuring

2016 Restructuring

In the fourth quarter of fiscal 2016, the Board of Directors approved a plan of restructuring intended to streamline and flatten the Company’s organization, reduce overall headcount by approximately 30%, and reduce its overall cost structure by approximately $2.5 million per quarter. The restructuring plan resulted in special charges totaling $0.3 million recorded during the three-month period ended December 31, 2016. These charges were for primarily related to severance costs and were all paid out by December 31, 2016.

In the first quarter of fiscal 2017, the Board of Directors approved an additional restructuring plan intended to further streamline and flatten the Company’s organization, reduce overall headcount by approximately 16%, and reduce its overall cost structure by another $0.9 - $1.0 million per quarter. The restructuring plan will result in special charges totaling approximately $0.3 million to be recorded during the three-month period ending March 31, 2017. These charges are primarily related to severance costs and include $0.1 million of  non-cash stock-based compensation severance.

2014 Restructuring

On May 6, 2014, the Board of Directors approved a plan of restructuring intended to streamline and flatten the Company’s organization, reduce overall headcount by approximately 20%, and reduce its overall cost structure by approximately $2.0 million per quarter. The restructuring plan resulted in special charges totaling $1.8 million recorded during the three-month period ended June 30, 2014. These charges were for non-cash stock-based compensation expense of $1.3 million, severance costs for affected employees of $0.4 million, and other related costs of $0.1 million.

2013 Restructuring

On July 25, 2013, the Board of Directors approved a plan of restructuring intended to bring the Company’s operating expenses better in line with revenues. The restructuring plan involved a realignment of organizational structures, facility consolidations/closures, and headcount reductions of approximately 26% of the Company’s worldwide workforce.  The restructuring plan was implemented primarily during the three-month period ended September 30, 2013 and resulted in annualized savings of approximately $16.0 million.

The restructuring plan resulted in special charges totaling $5.6 million recorded in the year ended December 31, 2013. These charges were for lease/rental terminations of $3.3 million, severance costs for affected employees of $1.1 million, equipment, and improvements write-offs as a result of our lease/rental terminations of $1.0 million and other related costs of $0.2 million.

In the year ended December 31, 2014, we increased the reserve by $0.6 million due to changes in our assumptions on future sublease income on our lease terminations of $0.8 million, partially offset by adjustments to our one-time employee termination benefits.

Following is the activity in our restructuring liability for the year ended December 31, 2016 (in thousands):

	December 31, 2015			December 31, 2016
	Balance	Provision-net	Usage	Balance
Lease/rental terminations	$2,123	$17	$(354)	$1,786
One-time employee termination benefits	—	239	(174)	65
Datacenter consolidation, other	86	47	(24)	109
Total	$2,209	$303	$(552)	$1,960